IMPORTANT NOTICE REGARDING CHANGE IN NAME, TICKER SYMBOL,

INVESTMENT OBJECTIVE, AND INVESTMENT STRATEGY

WISDOMTREE TRUST (the “Trust”)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

(the “Fund”)

Supplement dated February 7, 2022

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the Fund.

At the recommendation of WisdomTree Asset Management, Inc., the Fund’s investment adviser, the Board of Trustees of the Trust, with respect to the Fund, has approved changes to the Fund’s name, ticker symbol, investment objective, and investment strategies. These changes are scheduled to go into effect on or about April 20, 2022. The Fund’s management fee and expense ratio will not change.

	CURRENT	NEW
Fund Name	WisdomTree Global ex-U.S. Real Estate Fund (the “Fund”)	WisdomTree New Economy Real Estate Fund (the “Fund”)
Ticker Symbol	DRW	WTRE
Investment Objective	The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index (the “Index”).	The Fund seeks to track the price and yield performance, before fees and expenses, of the CenterSquare New Economy Real Estate Index (the “Index”).
Investment Strategy	The Index is a fundamentally weighted index that is comprised of companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Real Estate” sector. Companies are selected from the WisdomTree Global ex-U.S. Dividend Index, which defines the dividend paying universe of companies in developed countries and emerging markets throughout the world, excluding the United States. To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) incorporation within Europe, Japan, Australia, Brazil, Canada, Chile, China, Hong Kong, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Singapore, South Africa, Taiwan or Thailand; (ii) payment of at least $5 million in cash dividends paid on common shares during the preceding annual cycle; (iii) market capitalization must be greater than $1 billion; (iv) average daily dollar trading volume of at least $100,000 (developed markets) or $200,000 (emerging markets) for the preceding three months; and (v) trading of at least 250,000 shares for each of the preceding six months. Constituents will be among the following types of companies: real estate operating companies, real estate developing companies, or diversified REITs. The Index also

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is provided by CenterSquare Investment Management LLC (the “Index Provider”). The Index selects constituents from a parent universe of global equity securities, including American Depositary Receipts (“ADRs”), of listed real estate investment trusts (“REITs”) and companies identified as being significantly real estate related. Real estate-related companies are companies that derive at least 75% of their revenue from real estate rental revenue or from supplying goods or services to commercial or

CURRENT	NEW

includes companies that may be classified as Passive Foreign Investment Companies. Securities are weighted in the Index based on dividends paid over the prior annual cycle. Companies that pay a greater total dollar amount of dividends are more heavily weighted. To derive a company’s initial Index weight, (i) multiply the U.S. dollar value of the company’s annual gross dividend per share by the number of common shares outstanding for that company (the “Cash Dividend Factor”); (ii) calculate the Cash Dividend Factor for each company; (iii) add together all of the companies’ Cash Dividend Factors; and (iv) divide the company’s Cash Dividend Factor by the sum of all Cash Dividend Factors. The maximum weight of any one country in the Index, at the time of the Index’s annual screening date, is capped at 25%; however, country weights may fluctuate above the specified cap in response to market conditions and/or the application of volume factor adjustments. The Index methodology applies a volume factor adjustment to reduce a component security’s weight in the Index and reallocate the reduction in weight pro rata among the other securities if, as of the annual Index screening date, a component security no longer meets certain trading volume thresholds.

WisdomTree Investments, Inc. (“WisdomTree Investments”), as Index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define real estate companies. Real estate companies include, among others, companies involved in diversified real estate activities, real estate development companies, real estate operating companies, retail REITs, diversified REITs, office REITs, and industrial REITs. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

residential property owners that relate to the development, management, maintenance, lease, rental, or sale of such real estate. To be eligible for inclusion in the Index, a security must: (i) have a market capitalization of at least $500 million; (ii) have a 90-day average trading volume above $4 million per day; and (iii) list shares on a national stock exchange in the United States, Australia, Canada, Europe (i.e., Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, or the United Kingdom), Hong Kong, Israel, or Singapore, or on the Tokyo Stock Exchange.

The eligible constituents are then further screened based on a proprietary technology score (described below) and a leverage screening. Each constituent is assigned a technology score based on various factors, including (1) the amount of revenue generated from research and development (R&D), telecommunications, or other activities related to the technology and life science industries, either directly from the company’s operations or indirectly through its lease of real estate to tenants engaged in such activities, and (2) the extent to which the constituent and/or its tenants enable or are exposed to the sciences, e-commerce, and/or new economy logistics, including supply chain and warehouse management. The Index selects the highest scoring constituents for inclusion in the Index by performing analysis and assigning a value to pre-defined evaluation criteria for each constituent.

Constituents are then further screened to eliminate highly levered companies with debt to total market capitalization above 70%.

The output of the above screening process creates the Index’s investable universe of securities. The investable universe is then analyzed, and constituents that are technology focused and have attractive growth and valuation characteristics are overweighted. The initial weights of the remaining constituents are determined by the free float market capitalizations of the securities. These weights are then adjusted using a formula that reweights the constituents based on a combination of the technology score described above and the constituent’s growth and valuation rank (collectively referred to as the “New Economy Score”). The weight of any single security in the Index is limited to no more than 7.5% at the time of the Index rebalance.

	CURRENT	NEW

The Index is reconstituted and rebalanced on a semi-annual basis.

The Index concentrates in REITs and companies in the real estate sector, and as of [April 20, 2022], companies in the [communication services sector] comprised a significant portion of the Index.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new strategies, except the Fund will no longer be subject to “Emerging Markets Risk” or “Cash Redemption Risk.” The Fund is expected to be subject to the following additional principal risk during the transition and after the Fund’s implementation of the new investment strategies:

Communication Services Sector Risk. The Fund currently invests a significant portion of its assets in the communication services sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The communication services sector consists of companies that facilitate communication and offer content and information through various types of media. These companies include, for example, telecom companies, such as wireless and fixed-line telecommunications service providers, media companies, such as broadcasters, advertisers, publishers, cable and satellite companies, and companies in the movie industry, and other companies that provide internet software, on-line services, social media platforms, video games, and digital entertainment. This sector can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

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WIS-SP-DRW-0222